Joint Filer Information

Name:  Lone Spruce, L.P.
Address:  Two Greenwich Plaza, Greenwich, Connecticut 06830
Designated Filer:  Lone Pine Capital LLC
Issuer & Ticker Symbol:  Eagle Materials Inc. [EXP]
Date of Event Requiring Statement:   10/22/07

Signature: Lone Spruce, L.P.

                  By: Lone Pine Associates LLC, its general partner
                  By: /s/ Stephen F. Mandel, Jr.
                      -----------------------------------------------------
                      Name: Stephen F. Mandel, Jr.
                      Title: Managing Member

Name:  Lone Balsam, L.P.
Address:  Two Greenwich Plaza, Greenwich, Connecticut 06830
Designated Filer:  Lone Pine Capital LLC
Issuer & Ticker Symbol:  Eagle Materials Inc. [EXP]
Date of Event Requiring Statement:  10/22/02

Signature: Lone Balsam, L.P.

                  By: Lone Pine Associates LLC, its general partner
                  By: /s/ Stephen F. Mandel, Jr.
                      -----------------------------------------------------
                      Name: Stephen F. Mandel, Jr.
                      Title: Managing Member

Name:  Lone Sequoia, L.P.
Address:  Two Greenwich Plaza, Greenwich, Connecticut 06830
Designated Filer:  Lone Pine Capital LLC
Issuer & Ticker Symbol:  Eagle Materials Inc. [EXP]
Date of Event Requiring Statement:  10/22/02

Signature: Lone Sequoia, L.P.

                  By: Lone Pine Associates LLC, its general partner
                  By: /s/ Stephen F. Mandel, Jr.
                      -----------------------------------------------------
                      Name: Stephen F. Mandel, Jr.
                      Title: Managing Member

Name:  Lone Pine Associates LLC
Address:  Two Greenwich Plaza, Greenwich, Connecticut 06830
Designated Filer:  Lone Pine Capital LLC
Issuer & Ticker Symbol:  Eagle Materials Inc. [EXP]
Date of Event Requiring Statement:  10/22/02

Signature: Lone Pine Associates LLC

                  By: /s/ Stephen F. Mandel, Jr.
                      -----------------------------------------------------
                      Name: Stephen F. Mandel, Jr.
                      Title: Managing Member

Name:  Lone Cascade, L.P.
Address:  Two Greenwich Plaza, Greenwich, Connecticut 06830
Designated Filer:  Lone Pine Capital LLC
Issuer & Ticker Symbol:  Eagle Materials Inc. [EXP]
Date of Event Requiring Statement:   10/22/07

Signature: Lone Cascade, L.P.

                  By: Lone Pine Members LLC, its general partner
                  By: /s/ Stephen F. Mandel, Jr.
                      -----------------------------------------------------
                      Name: Stephen F. Mandel, Jr.
                      Title: Managing Member

Name:  Lone Sierra, L.P.
Address:  Two Greenwich Plaza, Greenwich, Connecticut 06830
Designated Filer:  Lone Pine Capital LLC
Issuer & Ticker Symbol:  Eagle Materials Inc. [EXP]
Date of Event Requiring Statement:   10/22/07

Signature: Lone Sierra, L.P.

                  By: Lone Pine Members LLC, its general partner
                  By: /s/ Stephen F. Mandel, Jr.
                      -----------------------------------------------------
                      Name: Stephen F. Mandel, Jr.
                      Title: Managing Member

Name:  Lone Pine Members LLC
Address:  Two Greenwich Plaza, Greenwich, Connecticut 06830
Designated Filer:  Lone Pine Capital LLC
Issuer & Ticker Symbol:  Eagle Materials Inc. [EXP]
Date of Event Requiring Statement:  10/22/02

Signature: Lone Pine Members LLC

                  By: /s/ Stephen F. Mandel, Jr.
                      -----------------------------------------------------
                      Name: Stephen F. Mandel, Jr.
                      Title: Managing Member

Name:  Stephen F. Mandel, Jr.
Address: c/o Lone Pine Capital LLC, Two Greenwich Plaza, Greenwich, Connecticut 06830
Designated Filer:  Lone Pine Capital LLC
Issuer & Ticker Symbol:  Eagle Materials Inc. [EXP]
Date of Event Requiring Statement:  10/22/02

Signature:        /s/ Stephen F. Mandel, Jr.
                  -----------------------------------------------------
                  Name: Stephen F. Mandel, Jr.